Cover	Aug. 13, 2026
Entity Information [Line Items]
Amendment Flag	false
Entity Central Index Key	0002062433
Document Type	S-6
Entity Registrant Name	Smart Trust 765
Document Period End Date	Aug. 13, 2026
Tax Free Income Trust
Entity Information [Line Items]
Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]	The trust seeks to achieve its objectives by investing in a portfolio of the common stock of closed-end investment companies, known as “closed-end funds,” whose portfolios consist primarily of municipal bonds. Each of the closed-end funds in the trust portfolio was selected with consideration for its ability, in the view of the sponsor, to maintain consistent dividend distributions exempt from regular federal income taxes. When selecting the closed-end funds for the trust, the following factors, among others, were considered by the sponsor: (i) the credit quality of the municipal bonds in the portfolios of the closed-end funds; and (ii) the yield and price of the shares of the closed-end funds and potential income to unitholders of the trust. The closed-end funds may have policies to invest in securities of varying maturity and/or credit quality. However, income distributed may be subject to the alternative minimum tax on individuals. Certain closed-end funds held by the trust may invest in high yield debt obligations (“junk bonds”).
Definition of Rule 35d-1 Term in Fund Name [Text Block]	It is a fundamental policy of the trust that, under normal circumstances, the trust will either (1) invest substantially all of its assets in closed-end funds having policies to invest, under normal circumstances, at least 80% of the value of their assets in investments the income from which is exempt from federal income tax or from both federal and state income tax; or (2) invest its assets so that at least 80% of the income that it distributes will be exempt from federal income tax or from both federal and state income tax.